Exhibit 99.1

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                            STOCK PURCHASE AGREEMENT


                                 by and between


                                  CD RADIO INC.


                                       and


                             PRIME 66 PARTNERS, L.P.




                             Dated: October 8, 1998


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                                TABLE OF CONTENTS

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ARTICLE 1     DEFINITIONS......................................................1
     1.1      Definitions......................................................1

ARTICLE 2     PURCHASE AND SALE OF SECURITIES..................................4
     2.1      Purchase and Sale of Securities..................................4
     2.2      Closing..........................................................5

ARTICLE 3     REPRESENTATIONS AND WARRANTIES OF THE COMPANY....................5
     3.1      Corporate Existence and Power....................................5
     3.2      Subsidiaries.....................................................5
     3.3      Corporate Authorization; No Contravention........................6
     3.4      Governmental Authorization; Third Party Consents.................6
     3.5      Binding Effect...................................................6
     3.6      Capitalization of the Company....................................6
     3.7      SEC Filings; Financial Statements................................7
     3.8      Absence of Certain Developments..................................7
     3.9      Compliance with Laws.............................................7
     3.10     Licenses.........................................................7
     3.11     Litigation.......................................................8
     3.12     Intellectual Property............................................8
     3.13     Private Offering.................................................8

ARTICLE 4     REPRESENTATIONS AND WARRANTIES OF THE PURCHASER..................8
     4.1      Existence and Power..............................................8
     4.2      Authorization; No Contravention..................................9
     4.3      Governmental Authorization; Third Party Consents.................9
     4.4      Binding Effect...................................................9
     4.5      Purchase for Own Account.........................................9
     4.6      Sufficient Funds................................................10

ARTICLE 5     COVENANTS.......................................................10
     5.1      Conduct of Business.............................................10
     5.2      Indemnification of Brokerage....................................10
     5.3      Rule 144........................................................11
     5.4      HSR Approval....................................................11
     5.5      Stockholder Approval............................................11
     5.6      Amendment to Rights Agreement and Board Approval................11

ARTICLE 6     LOCK-UP AGREEMENTS..............................................12

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ARTICLE 7     CONDITIONS PRECEDENT TO THE OBLIGATION
              OF THE PURCHASER TO CLOSE.......................................12
     7.1      Representations and Covenants...................................13
     7.2      Consents and Approvals..........................................13
     7.3      Opinion of Counsel to the Company...............................13
     7.4      HSR Act.........................................................13
     7.5      No Claims.......................................................13

ARTICLE 8     CONDITIONS PRECEDENT TO THE OBLIGATION
              OF THE COMPANY TO CLOSE.........................................13
     8.1      Representations and Covenants...................................13
     8.2      Consents and Approvals..........................................14
     8.3      HSR Act.........................................................14
     8.4      No Claims.......................................................14

ARTICLE 9     REGISTRATION RIGHTS.............................................14
     9.1      Requested Registration..........................................14
     9.2      Company Registration............................................15
     9.3      Transferability.................................................15
     9.4      Expenses of Registration........................................16
     9.5      Registration Procedures.........................................16
     9.6      Indemnification.................................................17

ARTICLE 10    TERMINATION OF AGREEMENT........................................19
     10.1     Termination.....................................................19
     10.2     Survival After Termination......................................19

ARTICLE 11    MISCELLANEOUS...................................................20
     11.1     Expenses........................................................20
     11.2     Notices.........................................................20
     11.3     Successors and Assigns..........................................21
     11.4     Amendment and Waiver............................................21
     11.5     Counterparts....................................................21
     11.6     Headings........................................................21
     11.7     GOVERNING LAW...................................................21
     11.8     Severability....................................................22
     11.9     Entire Agreement................................................22
     11.10    Further Assurances..............................................22
     11.11    Public Announcements............................................22


SCHEDULE 3.2  Subsidiaries of the Company

                                       ii
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SCHEDULE 3.4  Required Consents

EXHIBIT A     Form of Opinion of Counsel to the Company

                                       iii
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                            STOCK PURCHASE AGREEMENT


         STOCK PURCHASE AGREEMENT, dated as of October 8, 1998 (this "Agreement"), by and between CD RADIO INC., a Delaware corporation (the "Company"), and PRIME 66 PARTNERS, L.P., a Texas limited partnership (the "Purchaser").

         WHEREAS, the Company proposes to issue and sell to the Purchaser, and the Purchaser proposes to buy, for an aggregate purchase price of One Hundred Million Dollars ($100,000,000), a total of 5,000,000 shares of Common Stock, par value $.001 per share, of the Company;

         NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth herein and for good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the parties hereto agree as follows:

                                    ARTICLE 1

                                   DEFINITIONS

         1.1 Definitions. As used in this Agreement, and unless the context requires a different meaning, the following terms shall have the meanings set forth below:

         "Affiliate" means a Person that directly, or indirectly through one or more intermediaries, controls or is controlled by, or is under common control with the Person specified.

         "Agreement" means this Agreement as the same may be amended, supplemented or modified in accordance with the terms hereof.

         "Beneficial Owner" shall mean a Person who beneficially owns any securities within the meaning of Rule 13d-3 under the Exchange Act, and "beneficially owned" and "beneficial ownership" shall have correlative meanings.

         "Business Day" means any day other than Saturday, Sunday or other day on which commercial banks in the State of New York are authorized or required by law or executive order to close.

         "Bylaws" means the bylaws of the Company, as the same may have been amended and in effect as of the Closing Date.
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         "Certificate of Incorporation" means the Amended and Restated
Certificate of Incorporation of the Company, as the same may have been amended and in effect as of the Closing Date.

         "Claims" means actions, causes of action, suits, claims, complaints, demands, litigations or legal, administrative or arbitral proceedings.

         "Closing" has the meaning assigned to such term in Section 2.2.

         "Closing Date" has the meaning assigned to such term in Section 2.2.

         "Commission" means the Securities and Exchange Commission or any similar agency then having jurisdiction to enforce the Securities Act.

         "Common Stock" means the Common Stock, par value $.001 per share, of the Company, or any other capital stock of the Company into which such stock is reclassified or reconstituted.

         "Contemplated Transactions" means the transactions contemplated by this Agreement, including without limitation the purchase and sale of the Purchased Shares.

         "Contractual Obligation" means, as to any Person, any agreement, undertaking, contract, indenture, mortgage, deed of trust or other instrument to which such Person is a party or by which it or any of its property is bound.

         "Convertible Preferred Stock" means the Company's 10 1/2% Series C Convertible Preferred Stock.

         "Exchange Act" means the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission thereunder.

         "GAAP" means United States generally accepted accounting principles as in effect from time to time.

         "Governmental Authority" means the government of any nation, state, city, locality or other political subdivision of any thereof, and any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government or any International regulatory body having or asserting jurisdiction over a Person, its business or its properties.

         "HSR Act" means the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and the rules and regulations of the Federal Trade Commission thereunder.
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         "Lien" means any mortgage, deed of trust, pledge, hypothecation, assignment, encumbrance, lien (statutory or other), restriction or other security interest of any kind or nature whatsoever.

         "NASD" means the National Association of Securities Dealers, Inc.

         "Person" means any individual, firm, corporation, partnership, limited liability company, trust, incorporated or unincorporated association, joint venture, joint stock company, Governmental Authority or other entity of any kind.

         "Prospectus" shall mean the prospectus included in any Registration Statement (including without limitation a prospectus that discloses information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A promulgated under the Securities Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by such Registration Statement and all other amendments and supplements to such prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such prospectus.

         "Purchased Shares" has the meaning assigned to such term in Section
2.1.

         "Registrable Securities" shall mean each of the Purchased Shares and any capital stock of the Company issued as a dividend or other distribution with respect to, or in exchange for or in replacement of, such Purchased Shares, until, in the case of any such share, (i) it is effectively registered under the Securities Act and disposed of in accordance with the Registration Statement covering it, (ii) in the opinion of counsel to the Company, it is saleable by the holder thereof pursuant to Rule 144(k), or (iii) it is distributed to the public by the holder thereof pursuant to Rule 144; provided, however, that for purposes of Sections 9.1, 9.2 and Article 6, Registrable Securities shall not include any Purchased Shares that are subject to a lock-up agreement during the period in which disposition of such Purchased Shares would violate the terms of such lock-up agreement.

         "Registration Expenses" means all expenses incurred by the Company in compliance with Article 9, including without limitation all registration and filing fees, printing expenses, fees and disbursements of counsel for the Company, blue sky fees and expenses and the expense of any special audit incident to or required by any such registration.

         "Registration Statement" shall mean any registration statement of the Company under the Securities Act that covers any of the Registrable Securities pursuant to the provisions of this Agreement, including the related Prospectus, all amendments and supplements to such registration statement (including post-effective
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amendments), all exhibits and all material incorporated by reference or deemed to be incorporated by reference in such registration statement.

         "Requirement of Law" means, as to any Person, the Certificate of Incorporation and Bylaws or other organizational or governing documents of such Person, and any law, treaty, rule, regulation, qualification, license or franchise or determination of an arbitrator or a court or other Governmental Authority, in each case applicable or binding upon such Person or any of its property or to which such Person or any of its property is subject or pertaining to any or all of the transactions contemplated hereby.

         "Rule 144" shall mean Rule 144 promulgated by the Commission under the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission.

         "SEC Reports" means all proxy statements, registration statements, reports and other documents filed or required to be filed by the Company or any of its Subsidiaries with the Commission pursuant to the Securities Act or the Exchange Act since December 31, 1997.

         "Securities Act" means the Securities Act of 1933, as amended, and the rules and regulations of the Commission thereunder.

         "Selling Expense" means all underwriting discounts and commissions applicable to the sale of the Purchased Shares.

         "Subsidiary" means in respect of any Person any other Person which, at the time as of which any determination is made, such Person or one or more of its Subsidiaries has, directly or indirectly, voting control.

         "Transfer" means any sale, assignment, hypothecation, transfer or other disposition. "Transferor" and "Transferee" shall have correlative meanings.

                                    ARTICLE 2

                         PURCHASE AND SALE OF SECURITIES

         2.1 Purchase and Sale of Securities. Subject to the terms herein set forth and in reliance upon the representations set forth below, the Company agrees to sell to the Purchaser, and the Purchaser agrees to purchase from the Company, on the Closing Date, 5,000,000 shares of Common Stock for the aggregate purchase price of $100,000,000 (all of the shares of Common Stock being purchased pursuant hereto being referred to herein as the "Purchased Shares").
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         2.2 Closing. The purchase and issuance of the Purchased Shares shall take place at a closing (the "Closing") to be held at the offices of Paul, Weiss, Rifkind, Wharton & Garrison, 1285 Avenue of the Americas, New York, New York 10019-6064, at 10:00 A.M., local time, on the first Business Day after the conditions to closing set forth in Articles 7 and 8 have been satisfied or waived by the party entitled to waive such condition (the "Closing Date"). At the Closing, the Company shall deliver to the Purchaser certificates representing the Purchased Shares, duly registered in the name of the Purchaser or its nominee, and the Purchaser shall deliver to the Company the aggregate purchase price therefor by wire transfer of immediately available funds to an account designated in writing by the Company to the Purchaser at least two Business Days before the Closing.

                                    ARTICLE 3

                  REPRESENTATIONS AND WARRANTIES OF THE COMPANY

         The Company hereby represents and warrants to the Purchaser as follows:

         3.1 Corporate Existence and Power. The Company (a) is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware; (b) has all requisite corporate power and authority to own and operate its property, to lease the property it operates as lessee and to conduct the business in which it is engaged; and (c) has the corporate power and authority to execute, deliver and perform its obligations under this Agreement. The Company is duly qualified to do business as a foreign corporation in, and is in good standing under the laws of, each jurisdiction in which the conduct of its business or the nature of the property owned requires such qualification.

         3.2 Subsidiaries. Except as set forth on Schedule 3.2, the Company has no Subsidiaries and no interest or investments in any corporation, partnership, limited liability company, trust or other entity or organization. Each Subsidiary listed on Schedule 3.2 has been duly organized, is validly existing and in good standing under the laws of the jurisdiction of its organization, has the power and authority (corporate or otherwise) to own its properties and to conduct its business and is duly registered, qualified and authorized to transact business and is in good standing in each jurisdiction in which the conduct of its business or the nature of its properties requires such registration, qualification or authorization. Except as disclosed on Schedule 3.2, all of the issued and outstanding capital stock (or equivalent interests) of each Subsidiary set forth on Schedule 3.2 has been duly authorized and validly issued, is fully paid and non-assessable and is owned by the Company free and clear of any Liens and there are no rights, options or warrants outstanding or other agreements to acquire shares of capital stock (or equivalent interests) of such Subsidiary.
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         3.3 Corporate Authorization; No Contravention. The execution, delivery and performance by the Company of this Agreement and the transactions contemplated hereby, including, without limitation, the sale, issuance and delivery of the Purchased Shares, (a) have been duly authorized by all necessary corporate action of the Company; (b) do not contravene the terms of the Certificate of Incorporation or Bylaws or the organizational documents of its Subsidiaries; and (c) do not violate, conflict with or result in any breach or contravention of, or the creation of any Lien under, any Contractual Obligation of the Company or any Requirement of Law applicable to the Company or its Subsidiaries. No event has occurred and no condition exists which, upon notice or the passage of time (or both), would constitute a default under any indenture, mortgage, deed of trust, credit agreement, note or other evidence of indebtedness or other material agreement of the Company or its Subsidiaries or the Certificate of Incorporation or Bylaws or the organizational documents of the Company's Subsidiaries.

         3.4 Governmental Authorization; Third Party Consents. Except for the approvals and consents as specified on Schedule 3.4 hereto (collectively, the "Required Consents"), no approval, consent, exemption, authorization or other action by, or notice to, or filing with, any Governmental Authority or any other Person in respect of any Requirement of Law, Contractual Obligation or otherwise, and no lapse of a waiting period under a Requirement of Law, is necessary or required in connection with the execution, delivery or performance (including, without limitation, the sale, issuance and delivery of the Purchased Shares) by the Company, or enforcement against the Company, of this Agreement, or the transactions contemplated hereby.

         3.5 Binding Effect. This Agreement has been duly executed and delivered by the Company and constitutes the legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, fraudulent conveyance or transfer, moratorium or other similar laws affecting the enforcement of creditors' rights generally and by general principles of equity.

         3.6 Capitalization of the Company. The authorized capital stock of the Company consists of (i) 200,000,000 shares of Common Stock, of which 17,761,122 shares were issued and outstanding on September 23, 1998 and 5,060,330 shares which were, as of September 23, 1998, reserved for issuance upon the exercise of outstanding stock options, warrants to purchase Common Stock and conversion of Convertible Preferred Stock issuable pursuant to warrants to purchase
Convertible Preferred Stock, and (ii) 50,000,000 shares of Preferred Stock, of which 1,538,561 shares of Convertible Preferred Stock were issued and outstanding on September 23, 1998. Each share of Convertible Preferred Stock may be converted at any time, at the option of the holder, unless previously redeemed, into a number of shares of Common Stock calculated by dividing the $100 liquidation preference of the Convertible Preferred Stock (without accrued and unpaid dividends) by $18 (as adjusted from time to time). Except (a) as set forth in this Section 3.6, (b) shares of
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Common Stock issued (i) pursuant to the exercise of outstanding stock options or warrants or (ii) on the conversion of outstanding shares of Convertible
Preferred Stock and (c) options granted under existing stock option plans, plans subject to stockholder approval or plans for which stockholder approval has been obtained, on the Closing Date there will be no shares of Common Stock or any other equity security of the Company issuable upon conversion or exchange of any security of the Company nor will there be any rights, options or warrants outstanding or other agreements to acquire shares of capital stock of the Company nor will the Company be contractually obligated to purchase, redeem or otherwise acquire any of its outstanding shares of capital stock. Except for Loral Space & Communications, Ltd. ("Loral"), no stockholder of the Company is entitled to any preemptive or similar rights to subscribe for shares of capital stock of the Company. All of the issued and outstanding shares of Common Stock and Convertible Preferred Stock are, and the Purchased Shares (when issued hereunder) after payment therefor to the Company, will be, duly authorized, and validly issued, fully paid and nonassessable.

         3.7 SEC Filings; Financial Statements. The Company has timely filed all SEC Reports. The SEC Reports complied in all material respects with the applicable requirements of the Securities Act or the Exchange Act, as applicable, and did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements in the SEC Reports, in light of the circumstances under which they were made, not misleading. Each of the Company's financial statements (including, in each case, any related notes) contained in the SEC Reports, complied as to form in all material respects with applicable published rules and regulations of the Commission with respect thereto, was prepared in accordance with GAAP applied on a consistent basis throughout the periods involved (except as may be indicated in the notes to such financial statements) and fairly presented the financial position of the Company and its Subsidiaries as at the respective dates and for the periods indicated, except that the unaudited financial statements were subject to normal and recurring year-end adjustments which were not or are not expected to be material in amount or effect.

         3.8 Absence of Certain Developments. Since June 30, 1998, except as set forth in the SEC Reports delivered to the Purchaser, there has been no material adverse change, or any development involving a prospective material adverse change, in or affecting the business, management or condition, financial or otherwise, of the Company and its Subsidiaries, taken as a whole.

         3.9 Compliance with Laws. None of the Company or its Subsidiaries is in material violation of any Requirement of Law to which it is subject.

         3.10 Licenses. The Company has no reason to believe that either (a) it will not finally obtain any license, permit, franchise or other authorizations necessary for it to conduct its business as described in the SEC Reports or (b) such license, permit, franchise or authorization will not be obtained on a timely basis.
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         3.11 Litigation. Except with respect to certain filings made with the
Federal Communications Commission by Primosphere, there is no legal action, suit, arbitration or other legal, administrative or other governmental investigation, inquiry or proceeding pending, or to the best knowledge of the Company, threatened against or affecting the Company or its Subsidiaries which, if determined adversely to the Company, would have a material adverse effect on its business or financial condition.

         3.12 Intellectual Property. The Company and its Subsidiaries own, free and clear of all Liens, and has good and marketable title to, or holds adequate licenses or otherwise possesses all such rights as are necessary to use all patents (and applications therefor), patent disclosures, trademarks, service marks, trade names, copyrights (and applications therefor), inventions, discoveries, processes, know-how, scientific, technical, engineering and marketing data, formulae and techniques (collectively, "Intellectual Property") used or proposed to be used in or necessary for the conduct of its business as now conducted or as proposed to be conducted in the SEC Reports. The Company has not received notice or otherwise has reason to know of any conflict or alleged conflict with the rights of others pertaining to the Company's Intellectual Property. To the best of the Company's knowledge, the business of the Company as presently conducted and as proposed to be conducted in the SEC Reports does not infringe upon or violate any Intellectual Property rights of others.

         3.13 Private Offering. No form of general solicitation or general advertising was used by the Company or its representatives in connection with the offer or sale of the Purchased Shares. No registration of the Purchased Shares pursuant to the provisions of the Securities Act or any state securities or "blue sky" laws will be required by the offer, sale, or issuance of the Purchased Shares pursuant to this Agreement, assuming the accuracy of the Purchaser's representation contained in Section 4.5.

                                    ARTICLE 4

                 REPRESENTATIONS AND WARRANTIES OF THE PURCHASER

         The Purchaser hereby represents and warrants to the Company as follows:

         4.1 Existence and Power. The Purchaser (a) is duly organized and validly existing as a limited partnership under the laws of the jurisdiction of its formation and (b) has the requisite power and authority to execute, deliver and perform its obligations under this Agreement.

         4.2 Authorization; No Contravention. The execution, delivery and performance by the Purchaser of this Agreement and the transactions contemplated hereby, including, without limitation, the purchase of the Purchased Shares, (a) have
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been duly authorized by all necessary action, (b) do not contravene the terms of the Purchaser's organizational documents, or any amendment thereof, and (c) do not violate, conflict with or result in any breach or contravention of, or the creation of any Lien under, any Contractual Obligation of the Purchaser or any Requirement of Law applicable to the Purchaser, except for such violation, conflict, breach or Lien which will not result in a material adverse effect on the Purchaser's ability to consummate the Contemplated Transactions.

         4.3 Governmental Authorization; Third Party Consents. Except for the Required Consents, no approval, consent, exemption, authorization, or other action by, or notice to, or filing with, any Governmental Authority or any other Person in respect of any Requirement of Law, and no lapse of a waiting period under a Requirement of Law, is necessary or required in connection with the execution, delivery or performance by the Purchaser, or enforcement against the Purchaser, of this Agreement or the consummation of the Contemplated Transactions.

         4.4 Binding Effect. This Agreement has been duly executed and delivered by the Purchaser and constitutes the legal, valid and binding obligation of the Purchaser, enforceable against it in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or similar laws affecting the enforcement of creditors' rights generally or by general principles of equity.

         4.5 Purchase for Own Account. The Purchased Shares to be acquired by the Purchaser pursuant to this Agreement are being acquired for its own account and with no intention of distributing or reselling such Purchased Shares or any part thereof in any transaction that would be in violation of the securities laws of the United States of America or any state, without prejudice, however, to the rights of the Purchaser at all times to sell or otherwise dispose of all or any part of such Purchased Shares under an effective Registration Statement under the Securities Act or under an exemption from said registration available under the Securities Act. The Purchaser understands and agrees that if the Purchaser should in the future decide to dispose of any Purchased Shares, it may do so only in compliance with the Securities Act and applicable state securities laws, as then in effect. The Purchaser agrees to the imprinting, so long as required by law, of a legend on all certificates representing such Purchased Shares to the following effect:

         THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE OFFERED FOR SALE, SOLD OR OTHERWISE
         TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT
         UNDER SUCH ACT AND APPLICABLE STATE SECURITIES LAWS OR PURSUANT TO AN
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         APPLICABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF SUCH ACT AND
         SUCH LAWS.

         4.6 Sufficient Funds. The Purchaser has sufficient funds, either in the form of cash or committed lines of credit, to purchase the Purchased Shares in accordance with the terms of this Agreement and to perform its obligations hereunder.

                                    ARTICLE 5

                                    COVENANTS

         5.1 Conduct of Business. From the date hereof through the Closing Date, the Company and its Subsidiaries shall conduct their businesses in a manner such that the representations and warranties contained in Article 3 shall continue to be true and correct in all material respects on and as of the Closing Date (except for representations and warranties made as of a specific date) as if made on and as of the Closing Date. The Company shall give the Purchaser prompt notice of any event, condition or circumstance occurring from the date hereof through the Closing Date that would constitute a violation or breach of (i) any representation or warranty, whether made as of the date hereof or as of the Closing Date, or (ii) any covenant of the Company contained in this Agreement.

         5.2 Indemnification of Brokerage. The Company represents and warrants to the Purchaser that no broker, finder, agent or similar intermediary (a "Broker") has acted on behalf of the Company or its Subsidiaries in connection with this Agreement or the Contemplated Transactions, and that, except for a fee to Batchelder & Partners, Inc. (the "Sellers' Fee"), there are no brokerage commissions, finder's fees or similar fees or commissions payable in connection therewith based on any agreement, arrangement or understanding with the Company or any of the Subsidiaries or any action taken by the Company or any of its Subsidiaries. The Company agrees to pay the Sellers' Fee and to indemnify and hold harmless the Purchaser from any Claim or demand for commission or other compensation by any Broker claiming to have been employed by or on behalf of the Company or any of its Subsidiaries and to bear the cost of legal expenses incurred in defending against any such claim. The Purchaser represents and warrants to the Company that no Broker has acted on behalf of the Purchaser in connection with this Agreement or the Contemplated Transactions, and that there are no brokerage commissions, finders' fees or similar fees or commissions payable in connection therewith based on any agreement, arrangement or understanding with the Purchaser, or any action taken by the Purchaser. The Purchaser agrees to indemnify and hold harmless the Company from any Claim or demand for commission or other compensation by any Broker claiming to have been employed by or on behalf of the Purchaser, and to bear the cost of legal expenses incurred in defending against any such claim.
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         5.3 Rule 144. The Company hereby covenants and agrees with the
Purchaser that it shall file all reports required to be filed by it under the Securities Act and the Exchange Act and shall take such further action as the Purchaser may reasonably request, all to the extent required to enable the Purchaser to sell the Purchased Shares pursuant to and in accordance with Rule 144 adopted by the Commission under the Securities Act (as such rule may be amended from time to time) ("Rule 144") or any similar rule or regulation hereafter adopted by the Commission. Such action shall include, but not be limited to, making available adequate current public information meeting the requirements of paragraph (c) of Rule 144.

         5.4 HSR Approval. Promptly upon execution and delivery (and in any event within three (3) Business Days of the date) of this Agreement, the Purchaser and the Company will prepare and file, or cause to be prepared and filed, with the appropriate Governmental Authorities, a notification with respect to the Contemplated Transactions pursuant to the HSR Act, supply all information requested by Governmental Authorities in connection with the HSR Act notification and cooperate with each other in responding to any such request.

         5.5 Stockholder Approval. As promptly as possible following the execution of this Agreement, the Company shall seek to obtain approval of the Contemplated Transactions from its stockholders and, in connection therewith, shall make such filings and prepare and distribute to its stockholders such documents as shall be necessary to complete the Contemplated Transactions.

         5.6 Amendment to Rights Agreement and Board Approval. The Company hereby covenants and agrees with the Purchaser that on or before the Closing Date it shall (a) amend the Rights Agreement, dated as of October 22, 1997 (the "Rights Agreement"), between the Company and Continental Stock Transfer & Trust Company, as rights agent, to render the Rights Agreement inapplicable to the Contemplated Transactions and permit the Purchaser, and any other Person deemed to "Beneficially Own" the shares of Common Stock owned by the Purchaser (within the meaning of the Rights Agreement), to purchase and own up to an additional 1% of the outstanding shares of Common Stock without the Purchaser becoming an "Acquiring Person" under the Rights Agreement and (b) take all action necessary to cause the restrictions contained in Section 203 of the Delaware General Corporation Law to be inapplicable to the Contemplated Transactions and to approve the Purchaser becoming an "interested stockholder" within the meaning of
Section 203 of the Delaware General Corporation Law.

                                    ARTICLE 6

                               LOCK-UP AGREEMENTS

         At any time prior to the earlier of (a) October 1, 2001 and (b) the date that the Purchaser ceases to beneficially own 10% or more of the Common Stock, the Company and its underwriters, by written notice from the Company and its lead underwriter to the Purchaser (a "Lock-up Request"), given as provided herein on or after the time of the initial filing with the Commission of any registration statement (other than a registration statement relating to an offering described in Section 9.1) with respect to any offering of Common Stock or securities convertible into Common Stock (the "Offering"), may request that the Purchaser agree not to offer, sell or transfer any of the Purchased Shares, or engage in any hedging transactions with respect to the Purchased Shares, during the 180-day period (the "Lock-up Period") beginning on a date specified in the Lock-up Request, which date may be as early as five (5) Business Days prior to the expected effective date (but no later than the effective date) with respect to the registration statement for the Offering, and the Purchaser agrees to consent to and be bound by the restrictions specified in any such Lock-up Request; provided, however, that such a lock-up agreement with respect to any Offering shall not prevent Purchaser from selling Purchased Shares which it is entitled to sell in such Offering pursuant to Section 9.2 if it shall have made the request specified therein. The Company shall specify the expected effective date of any Offering by notice to the Purchaser given not later than two (2) Business Days prior to the beginning of the Lock-up Period. The Purchaser shall cause each Person to whom it Transfers, in one or a series of related transactions, 1,000,000 or more shares of Common Stock to execute and deliver to the Company a letter agreement pursuant to which such transferee agrees (and to cause each other Person to whom it Transfers any shares of Common Stock if, after giving effect to such Transfer, such Person, together with its Affiliates, would beneficially own 1,000,000 or more shares of Common Stock to execute and deliver to the Company a similar letter agreement) to comply with the requirements of this Article 6 (including this sentence) to the same extent and subject to the same terms and conditions as the Purchaser.

                                    ARTICLE 7

                     CONDITIONS PRECEDENT TO THE OBLIGATION
                            OF THE PURCHASER TO CLOSE

         The obligation of the Purchaser to enter into and complete the Closing is subject, at the option of the Purchaser acting in accordance with the provisions of Article 10 with respect to termination of this Agreement, to the fulfillment on or prior to the Closing Date of the following conditions, any one or more of which may be waived by the Purchaser:

         7.1 Representations and Covenants. The representations and warranties of the Company contained in this Agreement shall be true in all material respects on and as of the Closing Date with the same force and effect as though made on and as of the Closing Date; the Company shall have performed and complied with all covenants and agreements required by this Agreement to be performed or complied with by the Company on or prior to the Closing Date; and the Company shall have delivered to the Purchaser a certificate, dated the date of the Closing and signed by an executive officer of the Company, to the foregoing effect.

         7.2 Consents and Approvals. All Required Consents shall have been obtained and be in full force and effect, and the Purchaser shall have been furnished with evidence reasonably satisfactory to it that such Required Consents have been granted and obtained.

         7.3 Opinion of Counsel to the Company. The Purchaser shall have received the legal opinion of Paul, Weiss, Rifkind, Wharton & Garrison, counsel to the Company, dated the date of the Closing, addressed to the Purchaser, to the effect set forth in Exhibit A.

         7.4 HSR Act. Any Person required in connection with the Contemplated Transactions to file a notification and report form in compliance with the HSR Act shall have filed such form and the applicable waiting period with respect to each such form (including any extension thereof by reason of a request for additional information) shall have expired or been terminated.

         7.5 No Claims. No Claims shall be pending before any Governmental Authority (including investigations instituted by the United States Department of Justice or the Federal Trade Commission in connection with antitrust regulations) to restrain or prohibit this Agreement or the consummation of the Contemplated Transactions.

                                    ARTICLE 8

                     CONDITIONS PRECEDENT TO THE OBLIGATION
                             OF THE COMPANY TO CLOSE

         The obligation of the Company to enter into and complete the Closing is subject, at the option of the Company acting in accordance with the provisions of Article 10 with respect to termination of this Agreement, to the fulfillment on or prior to the Closing Date of the following conditions, any one or more of which may be waived by the Company:

         8.1 Representations and Covenants. The representations and warranties of the Purchaser contained in this Agreement shall be true in all material respects on and as of the Closing Date with the same force and effect as though made on and as of the Closing Date; the Purchaser shall have performed and complied with all covenants and agreements required by this Agreement to be performed or complied with by it on or prior to the Closing Date; and the Purchaser shall have delivered to the Company a certificate, dated the date of the Closing and signed by a general partner of the Purchaser, to the foregoing effect.

         8.2 Consents and Approvals. All Required Consents shall have been obtained and be in full force and effect.

         8.3 HSR Act. Any Person required in connection with the Contemplated Transactions to file a notification and report form in compliance with the HSR Act shall have filed such form and the applicable waiting period with respect to each such form (including any extension thereof by reason of a request for additional information) shall have expired or been terminated.

         8.4 No Claims. No Claims shall be pending before any Governmental Authority (including investigations instituted by the United States Department of Justice or the Federal Trade Commission in connection with antitrust regulations) to restrain or prohibit this Agreement or the consummation of the Contemplated Transactions.

                                    ARTICLE 9

                               REGISTRATION RIGHTS

         9.1 Requested Registration. If the Company shall receive from the Purchaser, at any time after October 1, 2000, a written request (which shall specify whether the distribution will be made by means of an underwriting) that the Company effect any registration with respect to all or a part of the Purchased Shares that constitute Registrable Securities (a "Demand Notice"), which Demand Notice shall request registration of not less than 1,000,000 shares of Common Stock or all remaining shares of Common Stock then held by the Purchaser, the Company will, as soon as practicable, use its best efforts to effect such registration as may be so requested and as would permit or facilitate the sale and distribution of the Purchased Shares as are specified in such request. After the Company has effected two (2) such registrations pursuant to this Section 9.1 and such registration has been declared effective and the distribution contemplated thereunder completed, the Company shall have no further obligation under this Section 9.1. Notwithstanding the foregoing, if the Company shall furnish to the Purchaser a certificate signed by the President or the Chief Executive Officer of the Company stating that in the good faith judgment of the Board of Directors of the Company, it would be seriously detrimental to the Company and its stockholders for such registration statement to be filed and it is therefore desirable and in the best interests of the Company to defer the filing of such registration statement, then the Company shall have the right to defer such filing for a period of not more than 90 days after receipt of the request of the Purchaser.

         9.2 Company Registration. (a) If the Company shall determine to register any shares of Common Stock for the account of a security holder or holders (other than a registration relating solely to employee benefit plans, or a registration relating solely to a Commission Rule 145 transaction, or a registration on any registration form which does not permit secondary sales or does not include substantially the same information as would be required to be included in a registration statement covering the sale of Purchased Shares), the Company will promptly give to the Purchaser a written notice thereof and include in such registration, and in any underwriting involved therein, all the Purchased Shares that constitute Registrable Securities specified in a written request made by the Purchaser within ten Business Days after receipt of the written notice from the Company described above. The Purchaser shall be entitled to have its shares included in an unlimited number of registrations pursuant to
Section 9.2.

                  (b) If the registration of which the Company gives notice is for a registered public offering involving an underwriting, the Company shall so advise the Purchaser as a part of the written notice given pursuant to Section 9.2(a). In such event, the right of the Purchaser to registration pursuant to
Section 9.2(a) shall be conditioned upon the Purchaser's participation in such underwriting and the inclusion of the Purchased Shares in the underwriting to the extent provided herein. If the Purchaser shall have elected to exercise its rights under Section 9.2(a), it shall enter into an underwriting agreement in customary form with the representative of the underwriter or underwriters selected for underwriting by the Company. Notwithstanding any other provision of this Section 9.2, if the representative determines and so advises the Company in writing that marketing factors require a limitation on the number of shares to be underwritten, the Company shall so advise the Purchaser. In such an event, the number of Purchased Shares that may be included in the registration and underwriting by the Purchaser shall be reduced, on a pro rata basis (based on the number of shares held by the Purchaser and each other Person (other than the Company) registering shares under such registration), by such minimum number of shares as is necessary to comply with such limitation. If the Purchaser disapproves of the terms of any such underwriting, it may elect to withdraw therefrom by written notice to the Company and the underwriter. Any Purchased Shares excluded or withdrawn from such underwriting shall be withdrawn from such registration.

         9.3 Transferability. The registration rights granted pursuant to this
Article 9 shall be assignable, in whole but not in part, to any Transferee of the Purchased Shares; provided, however, that the rights granted under Section
9.1 shall be assignable only to a Transferee who, after giving effect to such Transfer, beneficially owns at least 1,000,000 shares of Common Stock.

         9.4 Expenses of Registration. All Registration Expenses incurred in connection with any registration, qualification or compliance pursuant to this
Article 9 shall be borne by the Company, and all Selling Expenses shall be borne by the Purchaser.

         9.5 Registration Procedures. In the case of each registration effected by the Company pursuant to Article 9, the Company will:

                  (a) furnish to the Purchaser prior to the filing of the requisite Registration Statement copies of drafts of such Registration Statement as is proposed to be filed, and thereafter such number of copies of such Registration Statement, each amendment and supplement thereto (in each case including all exhibits thereto), the Prospectus included in such Registration Statement (including each preliminary prospectus) and such other documents in such quantities as the Purchaser may reasonably request from time to time in order to facilitate its distribution;

                  (b) notify the Purchaser promptly of any request by the Commission for the amending or supplementing of such Registration Statement or Prospectus or for additional information;

                  (c) advise the Purchaser promptly after the Company shall receive notice or obtain knowledge of the issuance of any stop order by the Commission suspending the effectiveness of any such Registration Statement or amendment thereto or of the initiation or threatening of any proceeding for that purpose, and promptly use its best efforts to prevent the issuance of any stop order or to obtain its withdrawal promptly if such stop order should be issued;

                  (d) use all reasonable efforts to register or qualify the Purchased Shares under such other securities or blue sky laws of such jurisdictions as the Purchaser (or the managing underwriter, in the case of underwritten offerings) reasonably requests; provided that the Company shall not be required to qualify to do business or become subject to service of process or taxation in any jurisdiction in which it is not already so qualified or subject;

                  (e) use all reasonable efforts to cause the Purchased Shares included in the Registration Statement to be listed on a securities exchange or authorized for quotation on a national quotation system on which any of the Common Stock is then listed;

                  (f) notify the Purchaser, at any time when a prospectus relating to the proposed sale is required to be delivered under the Securities Act, of the happening of any event as a result of which the Prospectus included in such Registration Statement or amendment contains an untrue statement of a material fact or omits to state any material fact required to be stated therein in order to make the statements therein, in light of the circumstances under which they were made, not misleading, and the Company will prepare a supplement or amendment to such Prospectus so that, as thereafter delivered to the purchasers of the Purchased Shares, such Prospectus will not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein in order to make the statements therein, in light of the circumstances under which they were made, not misleading;

                  (g) enter into customary agreements (including without limitation, an underwriting agreement in customary form) and take such other actions as are reasonably required in order to expedite or facilitate the disposition of the Purchased Shares included in the Registration Statement; and

                  (h) in the case of a Registration Statement filed pursuant to
Section 9.1 involving a shelf Registration Statement, prepare and file with the Commission such amendments and supplements to such shelf Registration Statement and the Prospectus used in connection therewith as may be necessary to keep such shelf Registration Statement effective until the earlier of (i) the sale of all Registrable Securities covered thereby or (ii) three years (exclusive of any period during which the distribution is postponed pursuant to Section 9.1), and to comply with the provisions of the Securities Act with respect to the sale or other disposition of all Registrable Securities covered by such Registration Statement.

         9.6 Indemnification. (a) The Company will indemnify the Purchaser, each of its officers and directors, and each person controlling the Purchaser within the meaning of Section 15 of the Securities Act and the rules and regulations thereunder, with respect to each registration which has been effected pursuant to this Article 9, and each underwriter, if any, and each person who controls any underwriter within the meaning of Section 15 of the Securities Act and the rules and regulations thereunder, against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any Prospectus or other document (including any related registration statement, notification or the like) incident to any such registration, qualification or compliance, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or any violation by the Company of the Securities Act or any rule or regulation thereunder applicable to the Company and relating to action or inaction required of the Company in connection with any such registration, qualification or compliance, and will reimburse the Purchaser, each of its officers and directors, and each person controlling the Purchaser, each such underwriter and each person who controls any such underwriter, for any legal and any other expenses reasonably incurred in connection with investigating and defending any such claim, loss, damage, liability or action, provided that the Company will not be liable in any such case to the extent that any such claim, loss, damage, liability or expense arises out of or is based on any untrue statement or omission based upon written information furnished to the Company by the Purchaser with respect to the Purchaser and stated to be specifically for use therein.

                  (b) The Purchaser will, if Purchased Shares held by it are included in the securities as to which such registration, qualification or compliance is being effected, indemnify the Company, each of its directors and officers and each underwriter, if any, of the Company's securities covered by such a registration statement, each person who controls the Company or such underwriter within the meaning of Section 15 of the Securities Act and the rules and regulations thereunder, against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact with respect to the Purchaser contained in any such registration statement, prospectus or other document made by the Purchaser, or any omission (or alleged omission) to state therein a material fact with respect to the Purchaser required to be stated therein or necessary to make the statements by the Purchaser therein not misleading, and will reimburse the Company and such other directors, officers, partners, persons, underwriters or control persons for any legal or any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such registration statement, prospectus or other document in reliance upon and in conformity with written information furnished to the Company by the Purchaser with respect to the Purchaser and stated to be specifically for use therein; provided, however, that the obligations of the Purchaser hereunder shall be limited to an amount equal to the proceeds to the Purchaser of securities sold as contemplated herein.

                  (c) If the indemnification provided for in this Section 9.6 is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any loss, liability, claim, damage or expense referred to herein, then the indemnifying party, in lieu of indemnifying such indemnified party hereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such loss, liability, claim, damage or expense in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the statements or omissions which resulted in such loss, liability, claim, damage or expense, as well as any other relevant equitable considerations. The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

                                   ARTICLE 10

                            TERMINATION OF AGREEMENT

         10.1 Termination. This Agreement may be terminated prior to the Closing as follows:

                  (a) at the election of the Purchaser, if any one or more of the conditions to the obligation of the Purchaser to close set forth in Article 7 has not been fulfilled as of March 31, 1999;

                  (b) at the election of the Company, if any one or more of the conditions to the obligation of the Company to close set forth in Article 8 has not been fulfilled as of March 31, 1999;

                  (c) at the election of the Company or the Purchaser, if any legal proceeding is commenced and pending by any Governmental Authority seeking to prevent the consummation of the Closing or any other Contemplated Transaction and the Company or the Purchaser, as the case may be, reasonably and in good faith deems it impracticable or inadvisable to proceed in view of such legal proceeding;

                  (d) at the election of the Company, if the Purchaser has breached any material representation, warranty, covenant or agreement contained in this Agreement, which breach cannot be or is not cured by March 31, 1999;

                  (e) at the election of the Purchaser, if the Company has breached any material representation, warranty, covenant or agreement contained in this Agreement, which breach cannot be or is not cured by March 31, 1999;

                  (f) at the election of the Purchaser, if the Closing Date shall not have occurred by March 31, 1999; or

                  (g) at any time on or prior to the Closing Date, by mutual written consent of the Company and the Purchaser.

         If this Agreement so terminates, it shall become null and void and have no further force or effect, except as provided in Section 10.2.

         10.2 Survival After Termination. If this Agreement terminates pursuant to Section 10.1 and the Contemplated Transactions are not consummated, this Agreement shall become null and void and have no further force or effect, except that any such termination shall be without prejudice to the rights of any party on account of the nonsatisfaction of the conditions set forth in Articles 7 and 8 resulting from the intentional or willful breach or violation of the representations, warranties, covenants or agreements of another party under this Agreement. Notwithstanding anything in this Agreement to the contrary, the provisions of Sections 5.3, this Section 10.2 and Article 11 shall survive any termination of this Agreement.

                                   ARTICLE 11

                                  MISCELLANEOUS

         11.1 Expenses. Each of the Company and Purchaser shall pay its own expenses incurred in connection with the negotiation, execution, delivery and performance of this Agreement.

         11.2 Notices. All notices or other communications required or permitted hereunder shall be in writing and shall be delivered personally, telecopied or sent by certified, registered or express mail, postage prepaid. Any such notice shall be deemed given if delivered personally or telecopied, on the date of such delivery or sent by reputable overnight courier, on the first Business Day following the date of such mailing, as follows:

                             (a) if to the Company:

                                 CD Radio Inc.
                                 1180 Avenue of the Americas
                                 New York, New York  10036
                                 Attention: Patrick L. Donnelly
                                 Telecopy:  (212) 899-5036

                                 with a copy to:

                                 Paul, Weiss, Rifkind, Wharton & Garrison
                                 1285 Avenue of the Americas
                                 New York, New York  10019-6064
                                 Attention: Mitchell S. Fishman
                                 Telecopy:  (212) 757-3990

                             (b) if to the Purchaser:

                                 Prime 66 Partners, L.P.
                                 201 Main Street
                                 Suite 2600
                                 Fort Worth, TX  76102
                                 Attention: W. R. Cotham
                                 Telecopy:  (817) 390-8739
                                 with a copy to:

                                 Kelly, Hart & Hallman
                                 201 Main Street
                                 Suite 2500
                                 Fort Worth, TX  76102
                                 Attention: Thomas W. Briggs, Esq
                                 Telecopy:  (817) 878-9280

Any party may by notice given in accordance with this Section 11.2 designate another address or person for receipt of notices hereunder.

         11.3 Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors and permitted assigns of the parties hereto. No Person other than the parties hereto and their successors and permitted assigns is intended to be a beneficiary of this Agreement. No party hereto may assign its rights under this Agreement without the prior written consent of the other party hereto.

         11.4 Amendment and Waiver.

                  (a) No failure or delay on the part of the Company or the Purchaser in exercising any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy. The remedies provided for herein are cumulative and are not exclusive of any remedies that may be available to the Company or the Purchaser at law, in equity or otherwise.

                  (b) Any amendment, supplement or modification of or to any provision of this Agreement and any waiver of any provision of this Agreement shall be effective only if it is made or given in writing and signed by the Company and the Purchaser.

         11.5 Counterparts. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, all of which when so executed shall be deemed to be an original and both of which taken together shall constitute one and the same agreement.

         11.6 Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

         11.7 GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO THE CONFLICTS

OF LAW PRINCIPLES THEREOF WHICH WOULD REQUIRE THE APPLICATION OF THE LAWS OF ANOTHER STATE.

         11.8 Severability. If any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions hereof shall not be in any way impaired, unless the provisions held invalid, illegal or unenforceable shall substantially impair the benefits of the remaining provisions hereof.

         11.9 Entire Agreement. This Agreement, together with the schedules and exhibits hereto, is intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein and therein. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein or therein. This Agreement, together with the schedules and exhibits hereto, supersedes all prior agreements and understandings between the parties with respect to such subject matter.

         11.10 Further Assurances. Each of the parties shall execute such documents and take, or cause to be taken, all appropriate action, and shall do or cause to be done, all things necessary, proper or advisable under applicable laws and regulations to consummate and make effective the Contemplated Transactions and obtaining any consents, exemptions, authorizations, or other actions by, or giving any notices to, or making any filings with, any Governmental Authority or any other Person.

         11.11 Public Announcements. Except to the extent required by law or the regulations of any national securities exchange or the Nasdaq National Market, neither party hereto will issue or make any reports, statements or releases to the public with respect to this Agreement or the Contemplated Transactions without consulting the other.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered by their respective officers hereunto duly authorized as of the date first above written.

                                        CD RADIO INC.


                                        By: /s/ Andrew J. Greenebaum
                                        ----------------------------
                                        Name:  Andrew J. Greenebaum
                                        Title: Executive Vice President and
                                               Chief Financial Officer


                                        PRIME 66 PARTNERS, L.P.

                                        By: P-66, INC.,
                                            as general partner


                                            By: /s/ William P. Hallman, Jr.
                                            -------------------------------
                                            Name:  William P. Hallman, Jr.
                                            Title: Vice President


                                        By: P-66 GENPAR, L.P.,
                                            as general partner

                                            By: Carmel Land & Cattle Co.,
                                                as general partner


                                                By: /s/ William P. Hallman, Jr.
                                                -------------------------------
                                                Name:  William P. Hallman, Jr.
                                                Title: Vice President

                                                                    SCHEDULE 3.2

                           Subsidiaries of the Company
                           ---------------------------

                                                          Jurisdiction of
Name                                                       Incorporation
----                                                      ---------------

Satellite CD Radio, Inc. 1/                                   Delaware

----
1/ All of the stock of this Subsidiary is pledged to secure the Company's outstanding 15% Senior Secured Discount Notes due 2007.

                                                                    SCHEDULE 3.4

                                Required Consents
                                -----------------

1.       The filings required under the HSR Act.

2. Approval of the Company's common stockholders in accordance with rules of the NASD.

3. Waiver by Loral Space & Communications Ltd. of its rights under Sections 5.2(b) and 5.3 of the Stock Purchase Agreement dated August 5, 1997 by and among CD Radio Inc., David Margolese and Loral Space & Communications Ltd. in respect of the Contemplated Transactions.

                                                                       EXHIBIT A

                   [Form of Opinion of Counsel to the Company]


         (i) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware with full corporate power and authority to own, lease or operate its properties and to conduct its businesses as described in the SEC Reports and to consummate the transactions contemplated under this Agreement.

         (ii) The Purchased Shares have been duly authorized for issuance and sale to the Purchaser pursuant to this Agreement and, when issued in accordance with the terms of this Agreement, the Purchased Shares will be duly authorized, validly issued, fully paid and non-assessable shares of the Company, free of all preemptive or similar rights.

         (iii) This Agreement has been duly authorized, executed and delivered by the Company and constitutes a valid and legally binding obligation of the Company enforceable against it in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, rehabilitation, reorganization and other laws of general applicability relating to or affecting creditors' rights and to general principles of equity.

         (iv) No consent, approval, authorization, order, registration or qualification of or with any Governmental Authority is required for the issue and sale of the Purchased Shares by the Company or the consummation by the Company of the Contemplated Transactions.

         (v) The issuance and sale of the Purchased Shares do not require registration under Section 5 of the Securities Act or qualification under any state securities or the blue sky laws of the State of New York.